Exhibit 99.1

Building Bridges in Medical Dermatology Investor Presentation December 2021 NYSE American: TMBR

NYSE American: TMBR Safe Harbor Statement 2 Certain statements contained in this PowerPoint presentation describing Timber’s technology and development program, including, without limitation, statements containing the words “expects,” “anticipates,” “believes,” and words of similar import, constitute “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements are subject to various risks and uncertainties that could cause actual future results and events to differ materially from those currently anticipated, including risks discussed in Timber’s Form 10 - K for the year ended December 31 , 2020 and any subsequent filings with the Securities and Exchange Commission . Potential investors are cautioned not to place undue reliance on these forward - looking statements

NYSE American: TMBR Timber Pharmaceuticals Overview 3 3 NYSE American: TMBR Timber Pharmaceuticals is a specialty pharmaceutical company devoted to transforming the lives of patients with rare, high impact dermatologic diseases by utilizing advanced translational science The company’s investigational therapies utilize proven mechanisms - of - action backed by decades of clinical experience and well - established CMC (chemistry, manufacturing and control) and safety profiles. Timber is initially focused on developing non - systemic treatments for rare dermatologic diseases including congenital ichthyosis (CI), facial angiofibromas in tuberous sclerosis complex (TSC), and sclerotic skin diseases.

NYSE American: TMBR Investment Highlights 4 • Positioned to become a leading rare disease dermatology company with a focus on rare and orphan diseases, led by a management team with a proven track record in development and commercialization • High potential multi - product candidate pipeline • Proven clinical Proof of Concept (POC) • All strategic programs have Orphan designations and no currently approved treatments • Large market opportunities for both lead product candidates • U.S. market for each is estimated at $250 million annually at peak* • Recently granted patents providing strong IP protection for TMB - 001; additional patents pending • Additional market expansion potential in broader dermatology indications • Two Lead assets in mid/late - stage development (Phase IIb) • TMB 001 : Phase IIb CONTROL study is complete and positive top - line data has been reported. • Data demonstrates reduction in targeted and overall severity of CI in patients treated with topical IPEG TM TMB - 001 • TMB 002 : Enrollment was completed in Q3 2021 with data expected in early Q3 • Lean operating model and cost structure • $17.25 million financing completed in Q4 2021 * Based on Timber estimates

NYSE American: TMBR Timber Business Model 5 Focused on Orphan Drug Indications and Leveraging the 505(b)(2) pathway • Timber can be first to market by pursuing conditions for which there are no current FDA approved treatments • Requires potentially smaller and less costly drug trials with greater flexibility from the FDA • Orphan Drug Market Exclusivity limits additional market entrants and conveys pricing power • 7 years in U.S., 10 years in E.U. and Japan • Corporate Tax advantages • Greater flexibility from the FDA • Bypasses Phase I trials by utilizing proven drugs and mechanisms of action • Safety and efficacy already established in the referenced drug • Can immediately begin Phase II studies • Potentially mitigates risk from a CMC, Safety and clinical development standpoint Why Orphan Drugs? Why Leverage the 505(b)(2) Pathway?

NYSE American: TMBR Strategic Pipeline in Rare Dermatologic Disease 6

NYSE American: TMBR Life Cycle Management 7 Market expansion potential for additional indications for all products TMB - 001 TMB - 002 TMB - 003 Darier’s Disease Sturge - Weber Syndrome Digital Ulcers in Scleroderma Severe Acne Port Wine Stains Hypertrophic/Keloid Scars

NYSE American: TMBR Unmet Need: An efficacious and safe treatment that can be used long term to cover a large body surface area . 8 TMB - 001 for Congenital Ichthyosis A rare disorder of keratinization affecting ~ 80,000 people in the U.S. (>1.5 million globally) Prevalence • X - Linked Ichthyosis has a prevalence of 1:2,000 - 1:6,000 males • Lamellar Ichthyosis has a prevalence of 1:100,000 - 200,000 Quality of life is significantly affected • Skin inflammation and fragility, pruritus, fissuring and cracking of thickened skin, ectropion, anhidrosis, and in some severe cases, an increased susceptibility to infection • In Lamellar Ichthyosis, almost the whole body can be covered and be severe • Increased rates of depression, anxiety and decreased quality of life on multiple validated clinical measures No FDA Approved treatments 2017 Yale Copyright 2017 Yale Copyright 2017 Yale Copyright

NYSE American: TMBR 9 TMB - 001 Topical Isotretinoin in CI Patented topical formulation minimizing systemic absorption and allowing for chronic treatment Isotretinoin is well known as the most effective therapy for several skin conditions, including ichthyosis, but it is only available orally, where high dose, chronic oral therapy cannot be tolerated due to systemic toxicity TMB - 001 utilizes patented IPEG  delivery system to target isotretinoin delivery to the epidermis and dermis, minimize systemic absorption and remove irritating excipients We believe we have strong market protection, with Orphan exclusivity granted (7 years in U.S., 10 years in E.U.) and patents awarded for formulation; additional patents pending Market Opportunity • $250 million annual estimated US market size at peak* Development Stage • Phase llb CONTROL study completed in Q4 2021 • Demonstrated clinically meaningful efficacy with a favorable safety profile • Planning for an end - of - Phase II meeting with FDA for early 2022 • Hope to begin Phase III study in Q2 2022 • Phase Ib/IIa POC study in CI completed in 2018 with positive data on clinically meaningful safety and efficacy endpoints and no significant systemic absorption 2018 FDA Orphan Products Grant Recipient • Awarded $1.5 million from the FDA to run the Phase IIA and Phase IIb Clinical Trials

NYSE American: TMBR 10 TMB - 001 Topical Isotretinoin in CI Phase IIb Study Design (CONTROL Study) Title A Vehicle Controlled Study to Evaluate Safety and Efficacy of Topical TMB - 001 for Treatment of Congenital Ichthyosis Primary Objective Proportion of subjects with Visual Index of Ichthyosis Severity (VIIS) treatment success, defined as 50% or greater decrease in VIIS scaling score Secondary Objectives • IGA decrease in disease severity by at least 2 grades • Patient Reported Outcomes (Itch, Dermatology Life Quality Index) Study Design • Randomized, parallel, double - blind, vehicle controlled study • Evaluating the safety and efficacy of two concentrations of topical TMB - 001 • Multi - center global trial (US and Australia) Study Population Moderate to Severe X - linked and Lamellar Ichthyosis 9 years and older Patient Number 34 patients Therapy Twice daily application Time Schedule 12 weeks

NYSE American: TMBR 11 TMB - 001 CONTROL Study - Efficacy Per Protocol 100% of the Per Protocol Population in 0.05% dose achieved a 50% reduction in VIIS score versus 40% in the vehicle group (nominal p=.04) 100% of the Per Protocol Population in 0.05% dose achieved a 2 point reduction in IGA versus 10% in the vehicle group (nominal p=.002)

NYSE American: TMBR 12 TMB - 001 CONTROL Study - Efficacy Intent to Treat (ITT) 64% of the ITT Population in 0.05% dose achieved a 50% reduction in VIIS score versus 33% in the vehicle group (nominal p=.17) 55% of the ITT Population in 0.05% dose achieved a 2 point reduction in IGA versus 8% in the vehicle group (nominal p=.02)

NYSE American: TMBR 13 TMB - 001 CONTROL Study - 21 yr. old patient with Lamellar Ichthyosis (ALOX12B) - 0.05% arm (responder) End Of Study – Visit 6 Baseline

NYSE American: TMBR 14 TMB - 002 for Facial Angiofibromas in Tuberous Sclerosis Complex TSC is a multisystem genetic disorder affecting approximately 50,000 people in the US TSC is caused by the unregulated activation of the mammalian target of rapamycin (mTOR) pathway, resulting in the growth of hamartomas in multiple organs Prevalence • 40,000 - 50,000 people suffer from TSC in the US • 75% of these have Facial Angiofibromas Rapamycin is a well - known inhibitor of inflammatory signaling in TSC, including in FAs, but only available as an oral agent, associated with significant systemic toxicity No FDA approved topical formulation of Rapamycin Unmet Need: FDA approved, GMP quality, topical Rapamycin formulation to treat Facial Angiofibromas with a significantly better safety profile

NYSE American: TMBR 15 TMB - 002 Topical Rapamycin ( Pascomer ®) Potentially the First Commercially Available, High - Quality Topical Formulation of Rapamycin with Broad Access Proprietary topical formulation of rapamycin (1.0%, 0.5%, and 0.1%) • Additional 5% strength assessed in preclinical toxicity studies Utilizes trade secret lipid crystalline vehicle system designed to improve stability and delivery of unstable APIs • Compounded formulations that are sometimes currently used lack consistent quality, potency, and homogeneity • Other topical rapamycin formulations have short shelf lives and require refrigeration • Pascomer has demonstrated room temperature stability for 0.5%, 1.0%, and 5.0% formulations * Based on Timber’s estimates Market Opportunity • $250 million annual estimated US market size at peak* Development Stage: • Efficacy of topical rapamycin demonstrated in multiple well controlled studies and dozens of published case reports • Recruitment on Phase IIb study (one of two pivotal studies required for registration) in FAs in TSC has been completed; Data expected min - 2022 We believe we have strong market protection, with Orphan exclusivity granted (7 years in U.S., 10 years in E.U.) and additional patents pending

NYSE American: TMBR 16 TMB - 002 Topical Rapamycin ( Pascomer ®) Title Dose - Ranging Efficacy and Safety Study of Topical Rapamycin Cream for Facial Angiofibromas Associated With Tuberous Sclerosis Complex Primary Objective Proportion of subjects with IGA treatment success defined as clear or almost clear with an improvement of at least two grades from baseline Secondary Objectives • Time from the first dose to IGA success • Change in IGA from baseline • Change in the Facial Angiofibroma Severity Index (FASI) from baseline • Percentage improvement in FA, as assessed by the participant or parent/caregiver • Percentage improvement in FA, as assessed by the clinician • Change in FA on a 5 - point scale, as assessed by the participant or parent/caregiver Study Design • Phase II/III, multi - center, double - blind, placebo - controlled, randomized, parallel - group, dose - response comparison • Efficacy and safety of two concentrations of TMB - 002 • Multi - center global trial (US, Europe, Australia, NZ) Study Population Patients aged 6 – 65 with FA severity score of 2 or 3 on the IGA Patient Number 108 patients randomized Therapy Once daily application Time Schedule 26 weeks Phase IIb Study Design

NYSE American: TMBR 17 TMB - 003 Topical Sitaxsentan for Sclerotic Skin Diseases Highly Selective ET - A inhibitor Sitaxsentan is a highly selective (6,500:1) ET - A receptor antagonist. • It was previously on the market in the EU, Canada and Australia as an oral treatment for PAH but was voluntarily withdrawn from global market in 2010 due to risks of liver toxicity • Demonstrated benefit in cutaneous symptoms associated with connective tissue disease (CTD) in multiple case reports TMB - 003 • Topical Sitaxsentan in development • Systemic safety concerns may be addressed via local administration • We believe we have strong market protection based on: • Method of use patents pending for conditions of cutaneous fibrosis and hyperpigmentation • Orphan Drug Designation (ODD) was granted in Systemic Sclerosis and the company plans to pursue additional ones in other indications • New Chemical Entity (NCE) exclusivity Role of ET - A Inhibition Endothelin - 1 is a potent and long - lasting vasoconstrictor and profibrotic known to play a role in skin fibrosis • Endothelin - 1 acts through two receptors, ET - A and ET - B, known to have broadly opposing functions • Hypothesized that selectively antagonizing ET - A may lead to more effective reductions in collagen production Endothelin Receptor Antagonists are a class of drugs currently on the market (in oral form) for the treatment of Pulmonary Arterial Hypertension (PAH) • A review of the literature showed no difference in endothelin selectivity in PAH, however in the subset of PAH patients with connective tissue disease, selective ET - A inhibition was beneficial in improving 6 - minute walk measurements

NYSE American: TMBR 18 Lichen Sclerosis Rare chronic disease of vulvae and perianal areas which affects approximately 160,000 women in the US* Lichen Sclerosis affects both sexes, but is predominant in women • Prevalence 0.1 - 1.7% of women; diagnosed more by gynecologists than dermatologists • Bimodal presentation: pre - pubertal girls, post - menopausal women • Associated with other autoimmune diseases in 28% of women (e.g., morphea, autoimmune thyroiditis, alopecia areata, vitiligo, pernicious anemia) Quality of life can be significantly affected • Disfiguring and extremely pruritic • May be precursor to squamous cell carcinoma of the vulva. • Extremely painful No FDA Approved treatments for any cutaneous symptoms in lichen sclerosis • Ultrapotent corticosteroid ointments (e.g., clobetasol) are primary therapy • 96% improvement in symptoms but only 23% of patients return to normal skin, 68% partial return to normal skin * Based on Timber estimates

NYSE American: TMBR 19 Scleroderma Rare connective tissue disorder characterized by abnormal thickening of the skin Two potential markets: • Moderate to Severe Localized Scleroderma which generally only affects the skin • More common in children, with a prevalence of approximately 90,000 people in the U.S. • Systemic sclerosis where fibrotic changes may affect the connective tissue in the skin plus other organs • More common in adults, with a prevalence of approximately 100,000 people in the U.S. Quality of life can be significantly affected • Disfiguring • Can cover joints and cause pain, affect movement / mobility, etc. • Extremely painful No FDA Approved treatments for any cutaneous symptoms in scleroderma • Off - label therapies have significant side effects and rarely lead to benefit • Bosentan ( Tracleer ®), a non - selective endothelin receptor antagonist approved in the EU for reducing the number of new digital ulcers in patients with systemic sclerosis and ongoing digital ulcer disease Ref: Progressive Cutaneous Scleroderma | Consultant360

TIMBER PHARMACEUTICALS

Barriers to Entry



- **Orphan exclusivity granted for all three strategic assets**
  - 7 years in U.S., 10 years in E.U. and Japan
- **Patents granted and pending globally**
- **Trade secrets in formulation/manufacturing**
  - Cytotoxic, requires containment, photolabile, prone to oxidation, temperature sensitivities, stability challenges, etc.

TMB-001	TMB-002	TMB-003

• WO 2017/074982 A1 – Isotretinoin Formulations and Uses and Methods Thereof
  ◦ Patent granted in the USA (U.S. Patent No. 10,933,018)
  ◦ Decision of Grant in Japan and Australia
• Pending applications in Canada, China, EPO, Mexico, South Korea and USA
• Protection through at least 2035
• Freedom to Operate (FTO) complete
• Expansion planned around dosing, PK, and other methods of use
	• AUS 2020277132 – formulation application licensed from AFT, with expansion planned around other methods of use
	• Will be converted to PCT and pursued in key countries
	• Priority date of November 2020
	• FTO complete
		• WO 2019/173215 A1 – Compositions and methods for treating cutaneous fibrosis
		  ◦ Pending in Australia, Brazil, Canada, China, EPO, Israel, Japan, Korea, and the USA
		  ◦ Priority date of March 2018
		• WO 2019/173219 – Compositions and methods for treating pigmentation disorders
		  ◦ Pending in the USA
		  ◦ Priority date of March 2018
		• Landscape search complete
		• Expansion planned around dosing, PK, and other methods of use

NYSE American: TMBR

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NYSE American: TMBR Significant Clinical Milestones on a Quarterly Basis over next 12 months 21 TMB - 001 TMB - 002 Q4 2021 Topline Data for Phase IIb Trial Completed Enrollment of Phase IIb Q1 2022 End of Phase II FDA Meeting Broad Phase IIb Data Dissemination Q2 2022 Anticipated Start of Phase III Program Q3 2022 Anticipated Topline Data Readout Q4 2022 End of Phase II FDA Meeting

NYSE American: TMBR World Class Clinical Advisors and Partners 22 • Peter Elias, MD Professor, Dept of Dermatology, University of California, San Francisco (UCSF) • Keith Choate, MD, PhD Professor of Dermatology, Pathology, and Genetics, Yale University • Joyce Teng, MD Professor and Director of Pediatric Dermatology, Stanford University Development Partner on TMB - 002 ( Pascomer ®) program Patient Advocacy Groups related to TMB - 001 and TMB - 003 Clinical Advisors Partners

NYSE American: TMBR John Koconis, MBA, Chairman and CEO • Seasoned Pharmaceutical executive with over 25 years experience leading successful teams in global markets and having launche d multiple market leading products in Dermatology • President & CEO of LEO Pharma (US), established a market leading dermatology company with focus on Psoriasis and AK • Global Lead for Dermatology and Respiratory Disease at Sanofi Genzyme, led the Global launch of Dupilumab in AD • EVP & CCO at Castle Creek Pharmaceuticals, built a rare/orphan dermatology company with a focus on EBS Alan Mendelsohn, MD, CMO • Board certified in Pediatrics and Pediatric Cardiology with strong management skills and over 20 years of drug development a nd medical affairs experience in major pharmaceutical companies • Associate Vice President of Dermatology Medical Affairs at Sun Pharma, focused on the post - clinical development of Tildrakizumab (ILUMYA), an IL - 23p19 inhibitor for patients with moderate to severe plaque psoriasis • Senior Director, Rheumatology Team Leader, US Medical Affairs .at Pfizer leading the US organization in supporting the pre - lau nch and launch medical activities for Xeljanz (tofacitinib) • Senior Director of Immunology R&D at Johnson & Johnson/Janssen) in Phase II/III clinical trial development for multiple biolo gic agents targeting rheumatoid arthritis and psoriatic arthritis • Authored or co - authored over 200 peer reviewed abstracts and manuscripts in the areas of dermatology, rheumatology and cardiolog y Leadership Team 23 Strong Balance between Entrepreneurial Acumen and Proven Operational Leadership

Leadership Team

Strong Balance between Entrepreneurial Acumen and Proven Operational Leadership



Zachary Rome, Co-Founder, Director and COO

- Biopharmaceutical inventor and entrepreneur
- Co-founder and President at Patagonia Pharmaceuticals, raised >$11 million in funding and advanced lead development candidate from concept to Phase IIb clinical studies
- Recipient and Principal Investigator of $1.5 million FDA Orphan Products Grant
- Inventor on 4 patents with over 20 pending
- Member of the Board of Directors, PaxMedica
- Partner at TardiMed Sciences



Joseph Lucchese, CFO

- Chief Financial Officer of Timber Pharmaceuticals as well as a Partner at TardiMed Sciences
- Founding member and Managing Director of Oncology Partners; Managing Director at BlueStone Capital Partners, headed the Private Placement desk
- Portfolio Manager and Chief Financial Officer of the MicroCap Fund, a NASDAQ-listed private equity fund that invested in early-stage companies in the healthcare and information technology sectors
- Began career as a member of Chase Manhattan Bank's Merchant Banking Group, part of the team that financed highly leveraged transactions and managed the bank's private equity portfolio

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NYSE American: TMBR Independent Board of Directors 25 Lead Independent Board Member Respected expert in SEC reporting and internal controls with extensive financial leadership experience as CFO at several public life sciences companies. Independent Board Member Professor of Dermatology at New York University School of Medicine, where he also serves as Chief of Allergy and Contact Dermatitis, Vice Chairman of Clinical Affairs, and Director of Occupational and Environmental Dermatology. Independent Board Member Edward Sitar, CPA David Cohen, MD Lubor Gaal , PhD Gianluca Pirozzi , PhD Independent Board Member 20 years’ experience in drug development, currently Senior Vice President, Head of Clinical Development and Translational Sciences at Alexion Pharmaceuticals. Senior Vice President and Head of Europe at Locust Walk, a global life science transaction firm, leading corporate and business development for many innovative European biotechnology and pharmaceutical companies across various therapeutic areas

NYSE American: TMBR Key Takeaways 26 Rare, High Need Medical Dermatology Large Market Potential Multiple Shots on Goal De - Risked Portfolio Management Expertise • High unmet needs with large market potential • All strategic programs have been granted Orphan Drug status • No approved treatments for indications • Portfolio of orphan indications • Market expansion potential in broader dermatology indications for all programs • Topical Isotretinoin for Congenital Ichthyosis • Topical Rapamycin for Facial Angiofibromas in TSC • Topically delivered Sitaxsentan for Sclerotic skin diseases • Partnering opportunities for non - strategic Topical Minocycline programs • Clinical proof of concept established in two assets • Proven mechanism of action (MOA’s) with decades of clinical experience • Well - known CMC and safety profiles • Deep experience in dermatology and rare disease • Independent Board of Directors with life sciences expertise in drug development, dermatology, and finance

www.timberpharma.com For additional Investor Information please contact: John Koconis Stephanie Prince Chairman and CEO PCG Advisory jkoconis@timberpharma.com sprince@pcgadvisory.com (646) 863 - 6341 NYSE American: TMBR

www.timberpharma.com APPENDIX/Additional Slides NYSE American: TMBR

NYSE American: TMBR 29 TMB - 001 Topical Isotretinoin in CI Baseline Day 57 Day 84 2 3 1 Vehicle TMB - 001 (0.1%) TMB - 001 (0.1%) TMB - 001 (0.1%) Percent of Subjects Achieving a 2 - point Reduction on Day 57 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% IGA Scaling Vehicle Active 0.1% Primary measure was change in IGA (Investigators Global Assessment) and Scaling relative to baseline at Day 57 Proprietary topical formulation minimizing systemic absorption and allowing for chronic treatment

NYSE American: TMBR Condensed Balance Sheet 30 September 30, 2021 Cash* $3,357,136 Other Current Assets $338,200 Total Current Assets $3,695,336 Other Assets $857,448 Total Assets $4,552,784 Total Current Liabilities $2,016,151 Long - Term Debt -- Lease Liability $419,683 Other Liabilities $149,297 Total Liabilities $2,585,131 Redeemable Series A Convertible Preferred Stock $2,018,663 Common Stock 36,659,685 shares issued and outstanding Warrants 20,471,413 warrants issued and outstanding Total Stockholders Equity ($51,010) Total Liabilities and Stockholders Equity $4,552,784 * In a public offering that closed in early November of 2021, the Company sold 26,953,125 shares of common stock and warrants to purchase up to 26,953,125 share s o f common stock, for total gross proceeds of $17.25 million, before deducting underwriting discounts and commissions and other offering expenses